Exhibit 99.2
 Financial Results3Q 2023

 Forward Looking Statements  This presentation contains “forward-looking statements” concerning the Corporation’s future economic, operational and financial performance. The words or phrases “expect,” “anticipate,” “intend,” “should,” “would,” “will,” “plans,” “forecast,” “believe” and similar expressions are meant to identify “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are subject to the safe harbor created by such sections. The Corporation cautions readers not to place undue reliance on any such forward-looking statements, which speak only as of the date hereof, and advises readers that any such forward-looking statements are not guarantees of future performance and involve certain risks, uncertainties, estimates and assumptions by us that are difficult to predict. Various factors, some of which are beyond our control, including, but not limited to, the uncertainties more fully discussed in Part I, Item 1A, “Risk Factors” of the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2022, Part II Item 1A, “Risk Factors” of the Corporation’s Quarterly Report on Form 10Q for the quarterly period ended March 31, 2023, and the following, could cause actual results to differ materially from those expressed in, or implied by, such forward-looking statements: the impacts of rising interest rates and inflation on the Corporation, including a decrease in demand for new loan originations and refinancings, increased competition for borrowers, attrition in deposits, a reduction in the fair value of the Corporation’s debt securities portfolio, and an increase in non-interest expenses; volatility in the financial services industry, which could result in, among other things, bank deposit runoffs and liquidity constraints; uncertainty as to the ability of FirstBank to retain its core deposits and generate sufficient cash flow through its wholesale funding sources; adverse changes in general economic conditions in Puerto Rico, the U.S., and the U.S. and British Virgin Islands, including in the interest rate environment, unemployment rates, market liquidity, housing absorption rates, real estate markets and U.S. capital markets; general competitive factors, as well as the implementation of strategic growth opportunities and ability to continue to invest in capital projects; uncertainty as to the implementation of the debt restructuring plan of Puerto Rico and the Fiscal Plan for Puerto Rico as certified on April 3,2023 by the Financial Oversight and Management Board for Puerto Rico, or any revisions to it, on our clients and loan portfolios, and any potential impact from future economic or political developments and tax regulations in Puerto Rico; the impact of government financial assistance for hurricane recovery and other disaster relief on economic activity in Puerto Rico; the timing of sales of properties from our other real estate owned (“OREO”) portfolio; any adverse change in the Corporation’s ability to attract and retain clients and gain acceptance from current and prospective customers for new products and services, including those related to the offering of digital banking and financial services; the impacts of applicable legislative, tax or regulatory changes on the Corporation’s financial condition or performance; and the effect of continued changes in the fiscal and monetary policies and regulations of the U.S. federal government and the Puerto Rico and other governments. The Corporation does not undertake, and specifically disclaims any obligation to update any “forward-looking statements” to reflect occurrences or unanticipated events or circumstances after the date of such statements, except as required by the federal securities laws.  Non-GAAP Financial Measures  In addition to the Corporation’s financial information presented in accordance with GAAP, management uses certain “non-GAAP” financial measures” within the meaning of Regulation G promulgated by the SEC, to clarify and enhance understanding of past performance and prospects for the future. Please refer to pages 17-18 for a reconciliation of GAAP to non-GAAP measures and calculations.

 Agenda  3Q 2023 Quarter Highlights  Aurelio Alemán, President and Chief Executive Officer  3Q 2023 Results of Operations  Orlando Berges, Executive Vice President and Chief Financial Officer  Questions and Answers

 Third Quarter 2023Performance Highlights  Profitability  Net income of $82.0 million ($0.46 per diluted share), compared to $70.7 million ($0.39 per diluted share) in 2Q 2023  Return on average assets (“ROAA”) remains strong at 1.72%, compared to 1.51% in 2Q 2023  On a non-GAAP basis, adjusted pre-tax, pre-provision income of $113.4 million, compared to $118.0 million in 2Q 2023  Net interest income of $199.7 million, compared to $199.8 million in 2Q 2023; margin decreased 8 bps to 4.15%  Disciplined expense management with an efficiency ratio of 50.7% as of 3Q 2023  Provision for credit losses of $4.4 million compared to $22.2 million in 2Q 2023  Non-performing assets ("NPA”) increased to $130.2 million, $9.1 million above 2Q 2023; NPAs stand at 0.70% of total assets  The ratio of the ACL for loans and finance leases to total loans held for investment was 2.21% as of 3Q 2023 compared to 2.28% as of 2Q 2023  Asset Quality  Total available liquidity of approximately $5.1 billion or 1.1x of uninsured deposits as of 3Q 2023  Completed 2022 share repurchase program by repurchasing $75 million in common shares during 3Q 2023  Expect to continue repurchasing shares of common stock during the fourth quarter under the recently announced $225 million share repurchase program  Strong capital position with a Common Equity Tier-1 ratio of 16.4% in 3Q 2023  Liquidity and Capital

THIRD QUARTER 2023
BALANCE SHEET METRICS - LOAN PORTFOLIO

Loan Portfolio - $MM


$11,311
$11,566
$11,593
$11,734
$11,960
Loans HFS
$12
$12
$15
$14
$9
Commercial
$5,124
$5,246
$5,216
$5,267
$5,347
Consumer
$3,220
$3,327
$3,407
$3,495
$3,588
Construction
$124
$133
$144
$164
$203
Residential
$2,831
$2,847
$2,811
$2,794
$2,813
3Q22
4Q22
1Q23
2Q23
3Q23

Commercial Loan Portfolio Distribution - $MM


$5,347
CRE
$2,316 (43%)
C&I
$3,031 (57%)
3Q23
C&I
PR Office CRE
US Office CRE
Other CRE
$3,031 (57%)
$374 (7%)
$44 (1%)
$1,898 (36%)
Exposure at Repricing / Maturity Date
2023-2024
$66
> 2025
$308
(PR - WA. LTV: 65%)
2023-2024
$11
> 2025
$33
(US - WA. LTV: 53%)

Loan Originations - $MM(1)


$1,245
$1,441
$1,193
$1,209
$1,370
Consumer
$335
$328
$317
$328
$339
Credit Cards
$124
$129
$118
$126
$123
Residential
$104
$116
$77
$115
$130
Construction
$22
$24
$36
$47
$72
Commercial
$660
$845
$645
$593
$706
3Q22
4Q22
1Q23
2Q23
3Q23

(1) *Loan Originations include refinancing and renewals, as well as credit card utilization activity*

Loan Portfolio Highlights

- Total loan portfolio grew by $226.3 million or 8% on a linked-quarter annualized (LQA) basis reaching $12.0 billion; registered growth across all business and regional segments
- Excluding refinancing of a $46.5 million municipal bond into a shorter-term commercial loan structure, LQA growth for the quarter was 6%, in line with loan growth guidance
  - Commercial and construction loans grew by $119.6 million (+9% LQA), consumer loans increased by $93.2 million (+11% LQA), and residential mortgage loans were up by $13.5 million (+2% LQA)
  - In terms of geography, loan growth consisted of $174.1 million in Puerto Rico, $46.4 million in Florida, and $5.8 million in the Virgin Islands
- Total loan originations, other than credit card utilization activity, amounted to $1.2 billion, up $163.1 million vs. 2Q 2023

| 5

THIRD QUARTER 2023
BALANCE SHEET METRICS - DEPOSITS AND LIQUIDITY

Total Deposits (excluding Brokered CDs) - $MM


$16,524
$16,038
$15,799
$16,456
$16,125
Public Funds
CDs & IRAs
Commercial
Retail
$2,941
$1,827
$5,737
$6,019
$2,770
$1,962
$5,456
$5,850
$2,673
$2,238
$5,229
$5,659
$3,435
$2,387
$5,188
$5,446
$3,262
$2,465
$5,147
$5,251
3Q22
4Q22
1Q23
2Q23
3Q23

Composition of Deposit Portfolio vs. Available Liquidity - $MM[2]


Cash & Equivalents
Free Liquid Securities
FHLB Availability
Fed Line
$16,125
NIB
$5,440
(34%)
IB
$10,685
(66%)
3Q23
Insured
Uninsured
Public Funds
$8,111
(50%)
$4,751
(30%)
$3,262
(20%)
$4,751
$5,073
$585
$2,130
$948
$1,410
Uninsured Deposits
Available Liquidity

Deposit Portfolio Highlights

- Core deposits[1], excluding brokered CDs and government deposits, decreased by $159.0 million to $12.9 billion, mainly reflecting a:
  - $52.0 million reduction in Puerto Rico,
  - $44.9 million reduction in Florida, and
  - $62.1 million reduction in the Virgin Islands
- Government deposits, which are fully collateralized, decreased by $172.2 million reaching $3.3 billion in 3Q 2023 mostly related to reduction in Puerto Rico government deposits

Liquidity Highlights

- Strength of deposit franchise evidenced by composition of deposit base:
  - Approximately 70% of deposit portfolio insured (including fully collateralized public funds)
  - Attractive mix of commercial and retail accounts
  - Strong non-interest-bearing (NIB) ratio of 34% as of end of quarter, excluding brokered deposits
- Total available liquidity of approximately $5.1 billion or 107% of uninsured deposits as of 3Q 2023

(1) Core Deposits exclude brokered CDs and government deposits
(2) Uninsured deposits exclude public funds which are fully collateralized

| 6

OPERATING ENVIRONMENT AND FRANCHISE HIGHLIGHTS

1First BanCorp

Stable operating environment in our main market

PR Economic Activity Index (EAI)[1]



YoY Change
121.2
115.5
122.8
123.5
125.9
127.3
128.4
128.2
-0.9%
-6.2%
+6.3%
+0.6%
-0.3%
+1.8%
+3.5%
+3.3%
1Q20
3Q20
3Q21
3Q22
1Q23
2Q23
Jul-23
Aug-23

Disaster Relief Funds Disbursed Per Year[2]

Year-to-date as of August of each year *$ in millions*



FEMA
HUD (CDBG)
Other
$1,042
$1,676
$2,883
2021
2022
2023
$240 (8%)
$858 (30%)
$1,785 (62%)

- Economic Activity Index continues to show a recovery trend; August 2023 registered a year-over-year increase of 3.3%
- Record passenger activity at SJU airport; September 2023 traffic up 24% vs. September 2022
- Stable labor market trends, August 2023 payroll employment up 2.5% vs. August 2022; unemployment rate at record lows
- Fiscal year 2023 retail sales (July/22 - June/23) up 4% when compared to fiscal year 2022
- Year-to-date auto sales up 3.0% as of September compared to same period in 2022; highest monthly sales reached in September 2023
- Over $2.9 billion in disaster relief funds have been disbursed during the first 8 months of 2023 (72% above the same period in 2022)
- Ongoing investment in infrastructure and development projects through P3 framework

Franchise Highlights

- Well-diversified and granular deposit franchise
- Strong earnings generation capacity and disciplined expense management culture with lowest efficiency ratio among peers
- Robust capital position allows us to return 100% of earnings to shareholders through buybacks and the payment of common stock dividends while strategically investing in the organization
- Reached over 430K registered users in Retail Digital Banking application, up 3.6% during the third quarter and 14.5% year-over year
- Continue to capture over 42% of all deposit transactions through digital and self-service channels
- Enhanced digital sales capabilities in our recently launched corporate portal (1firstbank.com)
- Committed to our *Environmental, Social, and Governance* (ESG) principles by launching the *"Rescue our Coasts"* program to mitigate growing coastline erosion in the northern part of Puerto Rico

[1] *Sources: Puerto Rico Economic Development Bank (EDB)*
[2] *www.recovery.pr.gov and Recovery Support Function Leadership Group (RSFLG) - https://recovery.fema.gov/rsflg-monthly-data. Data as of August 2023.*

| 7

 Results of Operations

 Third Quarter 2023Discussion of Results  Income Statement  Selected Financial Data

THIRD QUARTER 2023
PROFITABILITY DYNAMICS

1First BanCorp

Net Interest Income ($MM)


$207.9
$205.6
$200.9
$199.8
$199.7
4.31%
4.37%
4.34%
4.23%
4.15%
3Q22
4Q22
1Q23
2Q23
3Q23
Net Interest Income ($)
Net Interest Margin (GAAP %)

Cumulative Deposit Betas by Deposit Type[1]


38%
6%
9%
62%
22%
11%
61%
43%
12%
75%
52%
14%
78%
57%
14%
3Q22
4Q22
1Q23
2Q23
3Q23
IB Public Funds (PR)
Time Deposits (Ex. Brokered)
IB Deposits (Ex. Brokered CDs, Public Funds and Time Deposits)

Key Highlights

- Net interest income registered a slight decrease to $199.7 million during the quarter primarily reflecting the following variances:
  - A $12.7 million increase in interest expense on interest-bearing deposits
  - A $9.9 million increase in interest income from total loans due to 1) higher average balances, 2) repricing on commercial variable rate loans, 3) higher yielding new loans, 4) a $1.2 million collection of a charged-off loan, and 5) effect of one additional day in the quarter
  - A $1.3 million increase in interest income from cash balances and securities and a $1.4 million decrease in interest expense on borrowings due to lower balances
- Net interest margin contracted by 8 bps to 4.15% reflecting the effect of higher rates paid on deposits which exceeded the increase in earning asset yields over the quarter

Evolution of Loan Yields and Cost of Funds[2]


6.78%
7.09%
7.37%
7.52%
7.67%
6.44%
6.44%
6.38%
6.29%
6.21%
0.34%
0.65%
0.99%
1.23%
1.46%
3Q22
4Q22
1Q23
2Q23
3Q23
Loan Yields
Cost of Funds

[1] *Cumulative deposit betas on interest-bearing deposits (based on end of quarter figures)*
[2] *Cost of funds include cost of all interest-bearing deposits, non-interest-bearing deposits, and wholesale funding.*

| 10

 Third Quarter 2023Profitability Dynamics  85  90  95  -5  100  0  105  60  110  65  115  70  120  75  80  3Q23  $116.6  $61.3  3Q22  $60.0  1Q23  $62.1  -$0.8  $59.4  $0.2  2Q23  $61.8  $115.2  $112.9  $115.3  $112.9  4Q22  -$1.1  -$1.1  -$1.2  Credit Related  Payroll Related  Other Operating Expenses  Non-Interest Expenses ($MM)  Non-interest expenses of $116.6 million, up $3.7 million vs. 2Q 2023 primarily driven by:  A $2.2 million increase in payroll expenses mainly related to merit increases implemented during the quarter  A $0.7 million increase in occupancy and equipment expenses and a $0.6 million increase in business promotion expenses due to benefit in credit cards loyalty reward program recognized during 2Q 2023  Efficiency ratio increased during the quarter to 50.7% from 47.8% in 2Q 2023; excluding certain extraordinary gains recorded in the second quarter, the non-GAAP adjusted efficiency ratio was 48.9% for 2Q 2023  Key Highlights  Non-Interest Income ($MM)  3Q22  $2.6  4Q22  $2.8  1Q23  $2.9  2Q23  $29.7  $29.6  $32.5  $36.3  3Q23  $30.3  $2.8  Other  Mortgage Banking  Service Charges on Deposits  Key Highlights  Non-interest income of $30.3 million, compared to $36.3 million in 2Q 2023  Non-interest income in 2Q 2023 included a $3.6 million gain recognized from a legal settlement and a $1.6 million gain on the repurchase of junior subordinated debentures  On a non-GAAP basis and excluding the effect of these items, adjusted non-interest income decreased by $0.7 million primarily reflecting:  A $0.3 million decrease in unused loan commitment fees and the effect during 2Q 2023 of the collection of $0.3 million in debit card incentives

 Third Quarter 2023 asset Quality  Non-Performing Assets ($MM)  0.78%  3Q22  0.69%  4Q22  0.68%  1Q23  0.63%  2Q23  $143  $129  $129  $121  3Q23  0.70%  $130  Repossessed Assets and Other  Loans HFI  NPAs/Assets  $2  3Q22  $2  4Q22  $2  1Q23  $2  2Q23  $143  $129  $129  $121  3Q23  $130  $2  Repossessed Assets and Other  Consumer  Residential  Construction  Commercial  Increase in non-performing assets (NPAs) during the quarter was primarily driven by 1) the inflow of a $9.5 million commercial and industrial loan in the Puerto Rico region, 2) a $2.9 million increase in nonaccrual consumer loans, mainly auto loans, and 3) a $1.6 million increase in other repossessed property, consisting of repossessed automobiles  Partially offset by a $3.0 million decrease in other real estate owned and a $1.4 million decrease in nonaccrual residential mortgage loans  Inflows to nonaccrual loans held for investment were $40.5 million in 3Q 2023, an increase of $15.6 million when compared to inflows of $24.9 million in 2Q 2023, mainly reflecting increases in consumer and commercial loan portfolios  Total non-performing assets increased by $9.1 million to $130.2 million as of 3Q 2023 or 0.70% of total assets

THIRD QUARTER 2023

ACL LEVELS AND CAPITAL POSITION

1 First BanCorp

Evolution of ACL ($MM) and ACL on Loans to Total Loans (%)


$155.0
$0.0
$0.0
$155.0
1.7%
$248.0
$4.0
$8.0
$236.0
2.6%
$271.0
$8.9
$4.2
$257.9
2.3%
$280.8
$8.8
$4.9
$267.1
2.3%
$271.1
$2.7
$4.8
$263.6
2.2%
2019
Day-1 CECL
3Q 22
2Q23
3Q23
Off-BS Credit Exposure
Loans
Debt Securities
ACL on Loans/Loans

Capital Ratios (%)


19.4
16.7 16.7
10.4
6.6
19.2
16.5 16.5
10.7
6.8
19.0
16.3 16.3
10.6
7.1
19.2
16.6 16.6
10.7
7.0
18.8
16.4 16.4
10.6
6.7
3Q22
4Q22
1Q23
2Q23
3Q23
Total Risk-Based Capital
Tier-1 Common
Tangible Common
Tier-1 Capital
Leverage

Key Highlights

- The allowance for credit losses (ACL) on loans and leases was $263.6 million as of 3Q 2023, a decrease of $3.5 million when compared to 2Q 2023
- The ratio of the ACL for loans and finance leases to total loans held for investment was 2.21% as of 3Q 2023, compared to 2.28% as of 2Q 2023
- Overall decrease in ACL mostly reflected the projected slower deterioration in macroeconomic variables vs. 2Q 2023

Key Highlights

- Total stockholders' equity decreased by $94.9 million to $1.3 billion as of 3Q 2023 driven by the $79.0 million decrease in the fair value of available-for-sale debt securities due to changes in market rates recognized as part of accumulated other comprehensive loss, the $75 million common stock repurchase, and $24.9 million in cash dividends declared in the third quarter
  - Partially offset by the earnings generated in 3Q 2023

| 13

Exhibits

 Third Quarter 2023 Puerto Rico Government Exposure  Government Loans  Key Highlights  Government Deposits  Key Highlights  As of 3Q 2023, the Corporation had $294.9 million of direct exposure to the Puerto Rico government, its municipalities and public corporations, compared to $344.3 million as of 2Q 2023  84% of direct government exposure is to municipalities in Puerto Rico, which are supported by assigned property tax revenues or by one or more specific sources of municipal revenues  As of 3Q 2023, the Corporation had $2.8 billion of public sector deposits in Puerto Rico, compared to $2.9 billion as of 2Q 2023  Approximately 22% were from municipalities and municipal agencies in Puerto Rico and 78% were from public corporations, the Puerto Rico central government and agencies, and U.S. federal government agencies in Puerto Rico

 Third Quarter 2023NPL Migration

 Third Quarter 2023Use of Non-GAAP Financial Measures  Basis of Presentation  Use of Non-GAAP Financial Measures   This presentation contains non-GAAP financial measures. Non-GAAP financial measures are used when management believes that the presentation of these non-GAAP financial measures enhances the ability of analysts and investors to analyze trends in the Corporation’s business and understand the performance of the Corporation. Where non-GAAP financial measures are used, the most comparable GAAP financial measure, as well as the reconciliation of the non-GAAP financial measure to the most comparable GAAP financial measure, can be found in the text or in the attached tables to this earnings presentation. Any analysis of these non-GAAP financial measures should be used only in conjunction with results presented in accordance with GAAP.   Tangible Common Equity Ratio and Tangible Book Value per Common Share   The tangible common equity ratio and tangible book value per common share are non-GAAP financial measures that management believes are generally used by the financial community to evaluate capital adequacy. Tangible common equity is total common equity less goodwill and other intangibles. Tangible assets are total assets less goodwill and other intangibles. Management and many stock analysts use the tangible common equity ratio and tangible book value per common share in conjunction with more traditional bank capital ratios to compare the capital adequacy of banking organizations with significant amounts of goodwill or other intangible assets, typically stemming from the use of the purchase method of accounting for mergers and acquisitions. Accordingly, the Corporation believes that disclosure of these financial measures may be useful to investors. Neither tangible common equity nor tangible assets, or the related measures, should be considered in isolation or as a substitute for stockholders’ equity, total assets, or any other measure calculated in accordance with GAAP. Moreover, the way the Corporation calculates its tangible common equity, tangible assets, and any other related measures may differ from that of other companies reporting measures with similar names.

 Third Quarter 2023Use of Non-GAAP Financial Measures  Non-GAAP Disclosures  Use of Non-GAAP Financial Measures   This presentation contains non-GAAP financial measures. Non-GAAP financial measures are used when management believes that the presentation of these non-GAAP financial measures enhances the ability of analysts and investors to analyze trends in the Corporation’s business and understand the performance of the Corporation. Where non-GAAP financial measures are used, the most comparable GAAP financial measure, as well as the reconciliation of the non-GAAP financial measure to the most comparable GAAP financial measure, can be found in the text or in the attached tables to this earnings presentation. Any analysis of these non-GAAP financial measures should be used only in conjunction with results presented in accordance with GAAP.   Adjusted Pre-Tax, Pre-Provision Income   Adjusted pre-tax, pre-provision income is a non-GAAP performance metric that management uses and believes that investors may find useful in analyzing underlying performance trends, particularly in times of economic stress, including as a result of natural catastrophes or health epidemies. Adjusted pre-tax, pre-provision income, as defined by management, represents income before income taxes adjusted to exclude the provision for credit losses expense (benefit), as well as certain items that management believes are not reflective of core operating performance.

 Financial Results3Q 2023